EXHIBIT 10.2


                                                             December 23, 1997



Midcom Communications Inc.
Cel-Tech International Corp.
PacNet Inc.
26899 Northwestern Highway, Suite 120
Southfield, Michigan  48034

                  Re: Amended and Restated Asset Purchase Agreement -- Amendments Made December 19, 1997 in Open Court

Gentlemen:

                  This letter will confirm our agreement that in Bankruptcy Court on December 19, 1997, the following sections of the Amended and Restated Asset Purchase Agreement, dated as of December 17, 1997, were amended to read as follows:

         Section 1.2:

                           (m)    The stock of Ad Val, Inc. and its wholly-owned
subsidiary, Ad Val Data, Inc., and all assets owned by, used in or relating to the business of these two companies.

         Section 7.2 Assumption of Contracts. No later than two (2) Business Days prior to the Closing, the Purchaser shall notify the Sellers in writing as to any Assumed Contracts that were listed in Section 1.1(l) of the Company Disclosure Letter as of the date hereof that the Purchaser does not desire to assume at Closing, which Contracts shall be deleted from Section 1.1(l) of the Company Disclosure Letter. At Closing, the Sellers shall deliver an updated Company Disclosure Letter pursuant to Section 2.2 hereof that shall reflect such changes to the Assumed Contracts to be assumed by the Purchaser hereunder at Closing and add such excluded Contracts to Section 1.2(c) of the Company Disclosure Letter.

         Section 9.4 Termination by WinStar. This Agreement may be terminated at any time on or prior to the Closing Date by action of the Board of Directors of WinStar if (a) a condition precedent to the obligations of the Purchaser and WinStar hereunder to be fulfilled by the Sellers has not been fulfilled by the time stated herein for such condition to be fulfilled or, if no such time is stated, by January 31, 1998; (b) there has been a material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement on the part of the Sellers, which breach is not curable or, if curable, is not cured within ten (10) days after written notice of such breach is given by the Purchaser to the Sellers; (c) the Board of Directors of the Company has withdrawn, modified, or changed in a manner adverse to the Purchaser its approval or rec ommendation of this Agreement in order, or the Sellers otherwise determine, to approve and permit the Company to execute a definitive agreement relating to an Overbid; (d) since the date hereof, there have been one or more events causing a Company Material Adverse Effect; (e) the Closing



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Midcom Communications, Inc.
Cel-Tech International Corp.
PacNet Inc.
December 23, 1997
Page 2



does not occur by January 31, 1998, except if such failure is caused by Purchaser's actions or inactions in breach of its obligations under this Agreement; or (f) the 363 Order and the 365 Order have not been entered by the Bankruptcy Court by January 31, 1998.

         Section 9.7(b)(ii)

                                    (A)  The   termination   of  this  Agreement
                           pursuant to Section 9.3(c) or (d) or Section 9.4 (except for Section 9.4(d) or (e) or solely because of the non-fulfillment of any of the conditions specified in Section 8.3(c), (e), (g), (i), (j), (k) or (l) which non-fulfillment is not caused by any act or omission of Sellers); or

         Section 10.2 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed given upon (a) facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of five (5) Business Days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):

                  (a)      If to the Purchaser or WinStar, to

                           WinStar Communications, Inc.
                           230 Park Avenue -- Suite 2700
                           New York, New York 10169
                           Attention: Timothy R. Graham
                           Telecopier: 212-922-1637

                           with copies to

                           Graubard Mollen & Miller
                           600 Third Avenue
                           New York, New York 10016-2097
                           Attention: David Alan Miller, Esq.
                           Telecopier: 212-818-8881


                  (b)      If to the Sellers, to

                           Midcom Communications Inc.
                           26899 Northwestern Highway, Suite 120
                           Southfield, Michigan  48034
                           Attention: Mr. William H. Oberlin
                           Telecopier: (248) 208-9225




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Midcom Communications Inc.
Cel-Tech International Corp.
PacNet Inc.
December 23, 1997
Page 2-A



                           with copies to

                           Midcom Communications Inc.
                           26913 Northwestern Highway, Suite 165
                           Southfield, Michigan  48034
                           Attention:  Steven Goldman, Esq.
                           Telecopier: (248) 945-1904

                                            and

                           Pepper Hamilton & Scheetz LLP
                           100 Renaissance Center, Suite 3600
                           Detroit, Michigan  48243
                           Attention: Dennis S. Kayes, Esq.
                           Telecopier: (313) 259-7926

                                            and

                           Mayer, Brown & Platt
                           190 South LaSalle Street
                           Chicago, Illinois 60603-3441
                           Attention:  Lawrence K. Snider, Esq.
                           Telecopier: (312) 701-7711








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Midcom Communications Inc.
Cel-Tech International Corp.
PacNet Inc.
December 23, 1997
Page 3



                  Please countersign a copy of this letter to confirm your agreement to the foregoing and return it to the undersigned.

                                              Very truly yours,

                                              WINSTAR MIDCOM ACQUISITION CORP.


                                              By:      /s/  Timothy R. Graham
                                                 ------------------------------
                                              Name:    Timothy R. Graham
                                              Title:   President

                                              WINSTAR COMMUNICATIONS, INC.


                                              By:      /s/  Timothy R. Graham
                                                 ------------------------------
                                              Name:    Timothy R. Graham
                                              Title:   Executive Vice President

AGREED:

MIDCOM COMMUNICATIONS INC.


By:      /s/  Steven Goldman
   -----------------------------------------
  Name:    Steven Goldman
  Title:   Vice President & General Counsel


CEL-TECH INTERNATIONAL CORP.


By:      /s/  Steven Goldman
   -----------------------------------------
  Name:    Steven Goldman
  Title:   Vice President & General Counsel


PACNET INC.


By:      /s/  Steven Goldman
   -----------------------------------------
  Name:    Steven Goldman
  Title:   Vice President & General Counsel



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